Holders of Record, holding 5% or more of the outstanding balance for Merrill Lynch Mortgage Investors, INC.

Commercial Mortgage Pass Through Certificates Series 2003-KEY1

as reflected in the security position listing as of December 31, 2003 provided by DTC.

Class Name and Address of Holder Amount Held % Class

A1 JP Morgan Chase Bank 25,000,000 71%

14201 Dallas Parkway

Dallas, TX 75254

Northern Trust 10,000,000 29%

801 S. Canal C IN

Chicago, IL 60607

A2 American Express Trust Co. 19,000,000 25%

929 AXP Financial Center

Minneapolis, MN 55474

Citibank 8,000,000 11%

3800 Citibank Center B3 15

Tampa, FL 33610

JP Morgan Chase Bank 47,250,000 63%

14201 Dallas Parkway

Dallas, TX 75254

A3 JP Morgan Chase Bank 42,865,000 33%

14201 Dallas Parkway

Dallas, TX 75254

The Bank of New York/Investment Account 36,000,000 28%

111 Sanders Creek

Barclays

East Syracuse, NY 13057

Wachovia Bank NA 7,415,000 6%

40 Broad Street, 5th Floor

New York, NY 10004

Citibank 15,655,000 12%

3800 Citibank Center B3 15

Tampa, FL 33610

A4 Citigroup Global Markets Inc./Salomon Brothers 50,000,000 10%

333 W. 34th Street, 3rd Floor

New York, NY 10001

The Bank of New York 64,655,000 13%

One Wall Street

New York, NY 10286

Citibank 36,175,000 8%

3800 Citibank Center B3 15

Tampa, FL 33610

Deutsche Bank Securities Inc. 65,000,000 14%

1251 Avenue of the Americas

New York, NY 10020

Merrill Lynch, Pierce, Fenner & Smith Incorporated 60,855,000 13%

101 Hudson St 9th Floor

Jersey City, NJ 10004

SSB&T Co. 34,635,000 7%

1776 Heritage Dr.

Global Corporate Action Unit JAB 5NW

NO. Quincy, MA 02171

JP Morgan Chase Bank 74,505,000 15%

14201 Dallas Parkway

Dallas, TX 75254

UBS Securities LLC/CMO 35,000,000 7%

299 Park Avenue

New York, NY 10171

B Citibank 8,000,000 23%

3800 Citibank Center B3 15

Tampa, FL 33610

JP Morgan Chase Bank 23,305,000 68%

14201 Dallas Parkway

Dallas, TX 75254

SSB&T Co. 3,000,000 8%

1776 Heritage Dr.

Global Corporate Action Unit JAB 5NW

No. Quincy, MA 02171

C Citibank 15,834,000 100%

3800 Citibank Center B3 15

Tampa, FL 33610

D Citibank 15,069,000 60%

3800 Citibank Center B3 15

Tampa, FL 33610

JP Morgan Chase Bank 10,000,000 40%

14201 Dallas Parkway

Dallas, TX 75254

E Citibank 10,555,000 100%

3800 Citibank Center B3 15

Tampa, FL 33610